SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

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|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                     Perma-Fix Environmental Services, Inc.
                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                              1940 N.W. 67th Place
                           Gainesville, Florida 32653

                            NOTICE OF ANNUAL MEETING
                            To Be Held July 29, 2003

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2003 Annual Meeting of Stockholders (the "Meeting") of Perma-Fix Environmental Services, Inc. (the "Company") will be held at the offices of Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, Florida 32653, Tuesday, July 29, 2003, at 1:00 p.m. (EDST), for the following purposes:

      1. To elect seven Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

      2.    To approve the Company's 2003 Outside Directors Stock Plan;

      3.    To approve the Company's 2003 Employee Stock Purchase Plan;

      4. To ratify the appointment of BDO Seidman, LLP as the independent auditors of the Company for the 2003 fiscal year; and

      5. To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 5, 2003, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

Perma-Fix Environmental Services, Inc.'s Annual Report for 2002 is enclosed for your convenience.

                                              By Order of the Board of Directors


                                              /s/ Richard T. Kelecy

                                              Richard T. Kelecy
                                              Secretary

Gainesville, Florida
June 20, 2003

Please complete, date, sign and return the accompanying Proxy whether or not you plan to attend the meeting in person. The enclosed return envelope requires no additional postage if mailed in the United States. If a stockholder decides to attend the meeting, he or she may, if so desired, revoke the Proxy and vote in person.

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                              1940 N.W. 67th Place
                           Gainesville, Florida 32653

                                 PROXY STATEMENT
                                     FOR THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS

Solicitation

This Proxy Statement is furnished to the holders of the common stock, par value $.001 (the "Common Stock"), of Perma-Fix Environmental Services, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies to be used in voting at the 2003 Annual Meeting of Stockholders to be held at the Company's offices, located at 1940 N.W. 67th Place, Gainesville, Florida 32653, on Tuesday, July 29, 2003, at 1:00 p.m. (EDST), and any adjournments thereof (the "Meeting"). The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying Proxy Card were first mailed to stockholders on or about June 20, 2003.

The Company will pay the cost of preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card. In addition to solicitation by use of the mail, certain of the Company's officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. The Company will reimburse brokerage houses and custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Revocation of Proxy

The enclosed proxy is for use at the Meeting if the stockholder will not be able to attend in person. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company's Secretary either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote his shares in person may also revoke a proxy.

Record Date and Voting Shares

Only the holders of Common Stock of record at the close of business on June 5, 2003 (the "Record Date"), will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 34,799,254 shares (excluding 988,000 treasury shares) of Common Stock were issued and outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting. A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense.

Pursuant to the General Corporation Law of the State of Delaware, only votes cast "FOR" a matter constitute affirmative votes, except proxies in which the stockholder fails to make a specification as to whether the stockholder votes "FOR," "AGAINST," "ABSTAIN" or "WITHHOLD" as to a particular matter shall be considered as a vote "FOR" that matter. Votes in which the stockholder specifies "WITHHOLD" or "ABSTAIN" are counted for quorum purposes. Abstentions and broker non-votes are not considered as votes "FOR" a particular matter. An inspector of election appointed by the Board of Directors will tabulate votes.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next annual meeting of stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those Directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors fills vacancies for an unexpired term and any additional positions created by the Board of Directors' action.

The Company's Bylaws provide that the number of the Company's directors (the "Directors") shall be at least three, and that the number of Directors may be increased or decreased by action of the Board. The Board of Directors currently has determined that the number of Directors shall be seven.

The seven Directors named below have been nominated for election at the Meeting to serve until the next annual meeting of the stockholders and until their respective successors are elected and qualified. Dr. Charles E. Young has been nominated by the Board to fill a newly created directorship, based upon the recommendations of the Nominating Committee. All other nominees are incumbent Directors. Shares represented by the enclosed proxy will be voted "FOR" the election as Directors of the seven nominees named below unless authority is withheld. Except as described below, if any nominee named below becomes unavailable for election, the proxies in the form solicited will be voted for an alternate designated by the present Board of Directors. Approval of each nominee for election to the Board of Directors will require the affirmative vote of a plurality of the votes cast by the holders of the Company's Common Stock.

Although there is no formal procedure for stockholders to recommend nominees for the Board of Directors, the Nominating Committee will consider such recommendations if received 120 days in advance of the annual meeting of stockholders. Recommendations should be addressed to the Nominating Committee at the Company's address and provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended ("Exchange Act").

Nominees for Directors

The following sets forth information concerning the seven nominees for election as Directors:

                                          Principal Occupation and
Director/Nominee                              Other Information
----------------                              -----------------

Dr. Louis F. Centofanti       Dr. Centofanti has served as Chairman of the Board
Chairman of the Board         of the Company since he joined the Company in
and Director since 1991,      February 1991. Dr. Centofanti also served as
Age:  59                      President and Chief Executive Officer of the
                              Company from February 1991 until September 1995, and again in March 1996 was elected to serve as President and Chief Executive Officer of the
                              Company and is still serving in that capacity.
                              From 1985 until joining the Company, Dr.
                              Centofanti served as Senior Vice President of
                              USPCI, Inc., a large hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he founded PPM, Inc.; a hazardous waste management company specializing in the treatment of PCB contaminated oils. From 1978 to 1981, Dr. Centofanti served as Regional
                              Administrator of the Department of Energy for the southeastern region of the United States. Dr.
                              Centofanti has a Ph.D and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

Mark A. Zwecker               Mr. Zwecker has served as a Director of the
Director since 1991,          Company since its inception in January 1991 and is
Age: 52                       a member of the Audit Committee, Nominating
                              Committee and the Compensation and Stock Option
                              Committee. Mr. Zwecker is currently President of
                              ACI Technology, LLC, a position he has held since
                              1997. Previously, Mr. Zwecker was Vice President of Finance and Administration for American
                              Combustion, Inc., a position he held from 1986 until 1998. In 1983, Mr. Zwecker participated as a founder with Dr. Centofanti in the start up of PPM, Inc. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A.
                              from Harvard University.

Jon Colin                     Mr. Colin has served as a Director of the Company
Director since 1996,          since December 1996 and is a member of the Audit
Age: 47                       Committee, and the Compensation and Stock Option
                              Committee. Mr. Colin is currently Chief Executive
                              Officer of Lifestar Response Corporation, a position he has held since April 2002. Previously
                              Mr. Colin served as Chief Operating Officer of
                              Lifestar Response Corporation from October 2000 to
                              April 2002, and as a consultant for Lifestar
                              Response Corporation from September 1997 to
                              October 2000. From 1990 to 1996, Mr. Colin served as President and Chief Executive Officer for
                              Environmental Services of America, Inc., a publicly traded environmental services company.
                              Mr. Colin has a B.S. in Accounting from the University of Maryland.

Jack Lahav                    Jack Lahav has served as a Director of the Company
Director since 2001,          since September 2001 and is a member of the
Age: 54                       Nominating Committee and the Compensation and
                              Stock Option Committee. Mr. Lahav is a private investor, specializing in launching and growing businesses. Previously, Mr. Lahav was founder and president of Remarkable Products, Inc. from 1980 to 1993; Co-Founder of Lamar Signal Processing,
                              Inc.; President of Advanced Technologies, Inc., a robotics company and Director of Vocaltech
                              Communications, Inc.

Alfred C. Warrington, IV      Mr. Warrington has served as a Director of the
Director since 2002,          Company since March 2002, and is a member of the
Age: 67                       Audit Committee and the Nominating Committee. Mr.
                              Warrington was the founding chairman, co-chief executive officer and chief financial officer of Sanifill, Inc., a solid waste company that was eventually merged with Waste Management, Inc.
                              Prior to joining Sanifill, Mr. Warrington was a practicing CPA and a partner with Arthur Andersen
                              & Co. He also co-founded and currently serves as vice-chairman of HC Industries, Inc., a manufacturer of health and beauty aids in Atlanta, Georgia. He has also been very active in community affairs and higher education. Mr. Warrington served as co-chairman of the MARTA referendum that brought rapid transit to the city of Atlanta and has been a strong supporter of the University of Florida, where he was instrumental in starting the School of Accounting. In recognition of his efforts and a significant contribution to help endow the College of Business, the University of Florida has renamed the College of Business as the Warrington College of Business. In 2001 Governor
                              Jeb Bush appointed Mr. Warrington to the newly formed University of Florida Board of Trustees.
                              Mr. Warrington holds a B.S.B.A. from the University of Florida.

Joe R. Reeder                 Mr. Reeder was appointed to the Board of Directors
Director Since April 2003     on April 30, 2003, to fill a vacancy on the Board.
Age:  55                      Mr. Reeder also serves as Shareholder in Charge of
                              the Mid-Atlantic Region for Greenberg Traurig LLP, an international law firm with 18 offices and 950 attorneys. Previously, Mr. Reeder served as Litigation Chair of Patton Boggs LLP. His clientele has included countries, international corporations, and law firms throughout the United
                              States. Mr. Reeder also served for three years as Chairman of the Panama Canal Commission's Board of
                              Directors where he oversaw a multibillion-dollar infrastructure program. He is a trustee of the Association of the United States Army, and frequent television commentator on military issues. Mr. Reeder has a L.L.M. from Georgetown
                              University, J.D. from the University of Texas and a B.S. from the U.S. Military Academy at West
                              Point.

Dr. Charles E. Young          Dr. Young has been nominated by the Board of
Nominee                       Directors to fill a new directorship position on
Age: 71                       the Board. Dr. Young is currently president of the
                              University of Florida, a position he has held since November 1999. Previously, Dr. Young served as chancellor of the University of California at Los Angeles (UCLA) for 29 years until his retirement in November 1997. Dr. Young was formerly the chairman of the Association of American Universities and served on numerous commissions including the American Council on Education, the National Association of State
                              Universities and Land-Grant Colleges, and the Business-Higher Education Forum. Dr. Young serves on the boards of directors of Intel Corp., Nicholas-Applegate Growth Equity Fund, Inc.,
                              I-MARK, Inc., Fiberspace, Inc., and Student
                              Advantage, Inc. Dr. Young has a Ph.D. and M.A. in political science from UCLA and a B.A. from the University of California at Riverside.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES AS THE COMPANY'S DIRECTORS.

Meetings and Committees of the Board of Directors

During 2002, the Board of Directors held four meetings. No Director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2002. The Board of Directors has an Audit Committee, Compensation and Stock Option Committee and a Nominating Committee.

Audit Committee:

The Audit Committee's duties are to:

      o review recommendations of independent auditors concerning the Company's accounting principles, internal controls and accounting procedures and practices;

      o     review the scope of the annual audit;

      o approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors;

      o review and discuss with the independent auditors the audited financial statements; and

      o perform such other duties as set forth in the Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit A.

The Audit Committee members during 2002 were Al Warrington, Jon Colin and Mark Zwecker. The Audit Committee meets quarterly and at such additional times as necessary or advisable and held four meetings in 2002. Each member of the Audit Committee is "independent" as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers and as defined by Section 301 of the Sarbanes-Oxley Act of 2002.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all of the Company's officers and reviews general policy matters relating to compensation and benefits of the Company's employees. The Compensation and Stock Option Committee also administers certain of the Company's stock option plans and its 1996 Employee Stock Purchase Plan. The members of the Compensation and Stock Option Committee from January 2002 until December 2002 were Mark Zwecker, Jack Lahav and Thomas Sullivan. In December 2002, Mr. Sullivan resigned from the Board of Directors and Jon Colin replaced him on the Compensation and Stock Option Committee. The Compensation and Stock Option Committee held one meeting in 2002.

Nominating Committee:

The Nominating Committee recommends to the Board of Directors the nominees for election as the Company's directors. Members of the Nominating Committee from January 2002 until March 2002 were Mark Zwecker, Jack Lahav and Louis Centofanti. In March 2002 Al Warrington joined the Nominating Committee, and in November 2002 Louis Centofanti resigned from the Nominating Committee. The Nominating Committee held one meeting in 2002.

Compensation of Directors

In 2002, we paid each Director who is not an employee of the Company $1,500 for each month of service, resulting in the five outside directors earning annual director's fees in the total amount of $85,000. Each Director elects to receive either 65% or 100% of the director's fee in shares of our Common Stock based on 75% of the fair market value of the Common Stock on the business day immediately preceding the date that the fee is due. The balance of the director's fee, if any, is payable in cash. The aggregate amount of accrued director's fees paid during 2002 to the five outside directors (Messrs. Colin, Lahav, Sullivan, Warrington and Zwecker) was $81,000, paid by the issuance of 40,232 shares of Common Stock. The aggregate amount of accrued director fees at December 31, 2002, to be paid in 2003, totals $22,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time the expenses are submitted. The outside directors do not receive additional compensation for committee participation or special assignments. We do not compensate the Directors that also serve as our officers or employees of our subsidiaries for their service as directors.

We believe that it is important for our Directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders. Therefore, under the Company's 1992 Outside Directors Stock Option and Incentive Plan ("Outside Directors Plan"), each outside director is granted an option to purchase up to 15,000 shares of Common Stock on the date such Director is initially elected to the Board of Directors and is granted on each reelection date an option to purchase up to another 5,000 shares of Common Stock. The exercise price of each option is the fair market value of the Common Stock on the date that the option is granted. No option granted under the Outside Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of 10 years from the date the option is granted. As of December 31, 2002, options to purchase 250,000 shares of Common Stock had been granted and are outstanding under the Outside Directors Plan.

The Outside Directors Plan also provides that each eligible Director shall receive, at such eligible new Director's option, either 65% or 100% of the fee payable to such Director for services rendered as a member of our Board in Common Stock. In either case, the number of shares of our Common Stock issuable to the eligible Director shall be determined by valuing the Common Stock of the Company at 75% of its fair market value as defined by the Outside Directors Plan. As of the date of this report, we have issued 184,330 shares of the Company's Common Stock in payment of director fees, covering the period January 1, 1995 through September 30, 2002. The number of shares of Common Stock that may be issued in the aggregate under the Outside Directors Plan, either under options or stock awards, is 500,000 shares subject to adjustment.

The Company is seeking approval from the Company's stockholders to adopt the 2003 Outside Directors Stock Plan (the "2003 Directors Plan") to replace the current Outside Directors Plan, which expires in November 2003. The following is a summary of the principal differences between the two plans. See "Proposal 2" beginning on page 17 for a description of the 2003 Directors Plan.

      o The number of shares issuable under the 2003 Directors Plan is 1,000,000 shares, which is an increase from the 500,000 shares issuable under the Outside Directors Plan.

      o Upon initial election to the Board of Directors, each Director will be granted an option to purchase 30,000 shares of Common Stock under the 2003 Directors Plan. Under the Outside Directors Plan, each outside Director is granted an option to purchase 15,000 shares of Common Stock on the date of initial election.

      o Options to purchase 12,000 shares of Common Stock will be granted under the 2003 Directors Plan to each outside Director on each date the Director is reelected to the Board. Under the Outside Directors Plan, each Outside Director is granted an option to purchase 5,000 shares on the date of reelection.

Dr. Centofanti is not compensated for his services provided as a Director, but is compensated for his services rendered as an officer of the Company. See "EXECUTIVE COMPENSATION -- Summary Compensation Table."

Compensation Committee Interlocks and Insider Participation

From January 1, 2002 to December 16, 2002, the Compensation and Stock Option Committee for the Company's Board of Directors was composed of Mark Zwecker, Jack Lahav and Tom Sullivan. On December 16, 2002, Tom Sullivan resigned from the Board and Jon Colin replaced Mr. Sullivan on the Compensation and Stock Option Committee. Messrs. Zwecker, Sullivan, Lahav and Colin were neither officers nor employees during the year 2002.

Certain Relationships

There are no family relationships between any of the Company's existing Directors, executive officers, or persons nominated or chosen to become a Director or executive officer. Dr. Centofanti is the only Director who is the Company's employee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder require the Company's executive officers, Directors and beneficial owners of more than 10% of any equity security of the Company registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes of ownership of the Company's equity securities with the Securities and Exchange Commission, and to furnish the Company with copies of all such reports. Based solely on a review of the copies of such reports furnished to the Company and information provided to the Company, the Company believes that during 2002 none of the executive officers and Directors of the Company failed to timely file reports under Section 16(a), except that a Form 5 was not filed by Thomas Sullivan for December 2002.

Capital Bank-Grawe Gruppe AG ("Capital Bank") has advised us that it is a banking institution regulated by the banking regulations of Austria that holds shares of our Common Stock on behalf of numerous investors. Capital Bank has represented that all of its investors are accredited investors under Rule 501 of Regulation D promulgated under the Act. In addition, Capital Bank has advised us that none of its investors beneficially own more than 4.9% of our Common Stock. Capital Bank has further informed us that its clients (and not Capital Bank) maintain full voting and dispositive power over such shares. Consequently, Capital Bank has advised us that it believes it is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of our Common Stock registered in the name of Capital Bank because it has neither voting nor investment power, as such terms are defined in Rule 13d-3, over such shares. Capital Bank has informed us that it does not believe that it is required to file, and has not filed, reports under Section 16(a), any Schedule 13D or any Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

If the representations, or information provided, by Capital Bank are incorrect or Capital Bank was historically acting on behalf of its investors as a group, rather than on behalf of each investor independent of other investors, then Capital Bank and/or the investor group would have become a beneficial owner of more than 10% of our Common Stock on February 9, 1996, as a result of the acquisition of 1,100 shares of Series 1 Preferred Stock that were convertible into a maximum of 1,282,798 shares of Common Stock of the Company commencing 45 days after issuance of the Series 1 Preferred. If either Capital Bank or a group of Capital Bank's investors became a beneficial owner of more than 10% of the Company's Common Stock on February 9, 1996, and thereby required to file reports under Section 16(a) of the Exchange Act, then Capital Bank also failed to file a Form 3 or any Forms 4 or 5. For a discussion on Capital Bank, see "Potential Change in Control" on page 16 of this Proxy Statement.

Audit Committee Report

The Audit Committee, which is appointed annually by the Board of Directors, currently consists of three directors, each of whom is independent and meets the other qualification requirements under the applicable rules of the NASDAQ Small Cap Market, and the Sarbanes-Oxley Act of 2002. The Audit Committee acts under an Audit Committee Charter that was adopted by the Board of Directors on February 27, 2003, which replaced its previous charter. As described in its charter, the Audit Committee is responsible for providing independent objective oversight of the Company's accounting functions and internal controls. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

      o The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2002.

      o The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

      o The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified or supplemented, and has discussed with BDO Seidman, LLP, the independent accountant's independence.

In connection with the Audit Committee's discussion with BDO Seidman, LLP, as described above, the Audit Committee discussed and considered (a) that approximately 87% of the total hours spent on audit services for the Company for the year ended December 31, 2002, were spent by Gallogly, Fernandez & Riley, LLP ("GFR"), members of the BDO Seidman, LLP alliance network of firms, and (b) the nature and scope of the non-audit services performed by GFR, and determined that the audit and non-audit services provided by BDO Seidman, LLP and GFR were compatible with maintaining the independence of BDO Seidman, LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also appointed BDO Seidman, LLP as the Company's independent auditor for 2003, subject to approval by the Company's stockholders.

This report is submitted on behalf of the members of the Audit Committee:

                                          Alfred C. Warrington, IV (Chairperson)
                                          Jon Colin
                                          Mark Zwecker

The Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid to our Chairman and Chief Executive Officer, Chief Financial Officer, Vice President-Contract Management and President of Nuclear Services.

                                                       Annual Compensation                      Long-Term Compensation
                                         --------------------------------------------   --------------------------------------
                                                                                                                        All
                                                                            Other       Restricted    Securities       Other
                                                                            Annual        Stock       Underlying      Compen-
                                                    Salary      Bonus       Compen-      Award(s)    Options/SARs     sation
  Name and Principal Position            Year         ($)        ($)       sation ($)      ($)            (#)         ($)(2)
----------------------------------       ----       -------    ------      ----------   ----------   ------------    ---------
Dr. Louis F. Centofanti (1)
    Chairman of the Board,               2002       149,500        --           --          --               --       11,214
    President and Chief                  2001       138,667    40,000           --          --          100,000       11,310
    Executive Officer                    2000       130,000        --           --          --           75,000       11,310

Richard T. Kelecy                        2002       138,958        --           --          --               --       10,725
    Vice President and Chief             2001       128,333    30,000           --          --           70,000       10,800
    Financial Officer                    2000       120,000        --           --          --           50,000       10,725


Roger Randall                            2002       134,167        --           --          --               --        9,000
    Vice President - Contract            2001       123,333    25,000           --          --           70,000        9,000
    Management                           2000       115,000        --           --          --           50,000        9,000

Larry McNamara                           2002       137,042        --           --          --               --       10,826
    President of Nuclear Services        2001       127,667    30,000           --          --          120,000       10,708
                                         2000       116,448        --           --          --           50,000        4,404

(1) Dr. Centofanti previously received compensation pursuant to an employment agreement dated October 1, 1997, which expired on September 30, 2000. As of the date of this report, Dr. Centofanti has not entered into a new employment agreement. Effective September 1, 2001, Dr. Centofanti's annual salary was increased from $130,000, as established in July 1999, to $156,000.

(2) Each noted executive is provided a monthly automobile allowance in the amount of $750. Also included, where applicable, is the Company's 401(k) matching contribution.

Option Grants in 2002

During 2002, there were no individual grants of stock options made to any of the executive officers named in the Summary Compensation Table.

Aggregated Option Exercised in 2002 and Fiscal Year-end Option Values

The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers named in the Summary Compensation Table. The named executive officers did not exercise any options during 2002:

                                                          Number of Unexercised              Value of Unexercised
                                                       Options at Fiscal year-end            in-the-Money Options
                               Shares        Value                (#)                     at Fiscal Year End ($)(1)
                            Acquired on    Realized    ----------------------------      --------------------------
          Name              Exercise (#)      ($)      Exercisable    Unexercisable      Exercisable  Unexercisable
------------------------------------------------------------------    -------------      -----------  -------------
Dr. Louis F. Centofanti          --           --         370,000          125,000           77,500         116,250
Richard Kelecy                   --           --         188,000           92,000          200,500          87,000
Roger Randall                    --           --         168,000           92,000          200,500          87,000
Larry McNamara                   --           --          44,000          126,000           43,000         109,500

(1)Represents the difference between $2.50 (the closing price of the Company's Common Stock reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") Small Cap Market on December 31, 2002), and the option exercise price. The actual value realized by a named executive officer on the exercise of these options depends on the market value of the Company's Common Stock on the date of exercise.

Employment Contracts and Change-in-Control Arrangements

The Company does not have any employment agreements with any of its executive officers. Nor does the Company have any compensatory plan or arrangement that would result in any payments to any executive officers upon such officer's resignation, retirement or other termination or from a change in control of the Company. However, the Company's 1991 Performance Equity Plan and the 1993 Non-qualified Stock Option Plan, described under "Report of the Compensation and Stock Option Committee (c) Stock Options" (collectively, the "Plans") provide that in the event of a change in control (as defined in the Plans) of the Company, each outstanding option and award granted under the Plans shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement. As a result, all outstanding stock options and awards granted under the Plans to our executive officers shall immediately become exercisable upon such a change in control of the Company.

401(k) Plan

The Company adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the "401(k) Plan") in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Participating employees may make annual pretax contributions to their accounts, up to 18% of their compensation, up to a maximum amount as limited by law. The Company, at its discretion, may make matching contributions based on the employee's elective contributions. Company contributions vest over a period of five years. The Company currently matches up to 25% of our employee's contributions, not to exceed 3% of a participant's compensation. The Company contributed $253,000 in matching funds during 2002.

Employee Stock Purchase Plan

The Company has adopted the Perma-Fix Environmental Services, Inc. 1996 Employee Stock Purchase Plan (the "1996 Plan") that is intended to comply with Section 423 of the Code. All full-time employees who have completed at least six months of continuous service, other than those that are deemed, for the purpose of
Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, are eligible to participate in the 1996 Plan. Participating employees ("Participants") may authorize payroll deductions from compensation for the purpose of funding the Participant's stock purchase account ("Stock Purchase Account"). This deduction shall be not less than 1% nor more than 5% of the Participant's gross amount of compensation. The purchase price per share of the Common Stock to be sold to Participants pursuant to the 1996 Plan is the sum of
(a) 85% of the fair market value of each share on the offering date on which such Offering commences or on the Exercise Date (as defined in the 1996 Plan) on which such offering expires, whichever is the lower, and (b) any transfer, excise or similar tax imposed on the transaction pursuant to which shares of Common Stock are purchased. The "Offering Date" means the first day of each January and July during which the 1996 Plan is in effect. Any Participant may voluntarily withdraw from the 1996 Plan by filing a notice of withdrawal with the Board of Directors prior to the 15th day of the last month in each six-month purchase period. Upon such withdrawal, the Company pays to the Participant the amount, if any, standing to the Participant's credit in the Participant's Stock Purchase Account. If a Participant ceases to be an eligible employee, the entire amount standing to the Participant's credit in the Participant's Stock Purchase Account on the effective date of such occurrence shall be paid to the Participant. The first purchase period commenced July 1, 1997. The following table details the resulting employee stock purchase totals, which includes 43,243 shares issued in January 2003, for the purchase period July 1 through December 31, 2002.

              Purchase Period                Proceeds         Shares Purchased
              ---------------                --------         ----------------

         July 1 - December 31, 1997           $16,000               8,276

         January 1 - June 30, 1998             17,000              10,732

         July 1 - December 31, 1998            22,000              17,517

         January 1 - June 30, 1999             28,000              21,818

         July 1 - December 31, 1999            49,000              48,204

         January 1 - June 30, 2000             54,000              53,493

         July 1 - December 31, 2000            52,000              46,632

         January 1 - June 30, 2001             48,000              43,324

         July 1 - December 31, 2001            69,000              33,814

         January 1 - June 30, 2002             92,000              42,917

         July 1 - December 31, 2002            92,000              43,243

Under Proposal 3 of this Proxy Statement, the Company is seeking approval from the stockholders to adopt the 2003 Employee Stock Purchase Plan (the "2003 Employee Plan"). The Board of Directors believes it is necessary to adopt a new plan because the number of shares issuable under the 1996 Plan is expected to be substantially exhausted before January 1, 2004. As of January 1, 2003, a total of 369,970 shares had been purchased under the 1996 Plan and 130,030 remained available for purchase. Based on the number of shares purchased during 2002, the Board of Directors believes that approximately 92,000 shares will be purchased during 2003, leaving only approximately 38,030 shares available under the 1996 Plan. The 2003 Employee Plan is substantially the same as the 1996 Plan, except there will be 1,000,000 shares issuable under the 2003 Employee Plan plus an annual increase to be added on the first day of the five calendar years 2009 through 2013, equal to the lesser of (a) 100,000 shares, or (b) 0.5% of the outstanding shares of Common Stock of the Company on such date, or (c) such lesser amount as determined by the Board of Directors. As a result, the maximum number of shares, which would be issuable under the 2003 Employee Plan, would be 1,500,000 shares. A summary of the terms of the 2003 Employee Plan are set forth under "Proposal 3" beginning on page 19 of this Proxy Statement.

Equity Compensation Plans

The following table sets forth information as of December 31, 2002, with respect to the Company's equity compensation plans.

                                                                 Equity Compensation Plan
                                        ------------------------------------------------------------------------

                                                                                           Number of securities
                                                                                         remaining available for
                                                                     Weighted average     future issuance under
                                        Number of securities to     exercise price of       equity compensation
                                        be issued upon exercise        outstanding           plans (excluding
                                        of outstanding options,     options, warrants    securities reflected in
           Plan Category                  warrants and rights           and rights              column (a)
-----------------------------------    ------------------------    ------------------    -----------------------
                                                  (a)                      (b)                     (c)
Equity compensation plans approved
      by stockholders(1)                        2,406,000                 $1.59                   1,612,391
Equity compensation plans not
      approved by stockholders(2)                 300,000                  2.58                          --
                                                ---------                 -----                   ---------
Total                                           2,706,000                 $1.70                   1,612,391

(1) Includes the following equity compensation plans which are approved by the Company's stockholders:

      o 1991 Performance Equity Plan (the "1991 Plan"), which provides for the issuance of up to 500,000 shares of Common Stock under options issuable to eligible officers, directors, and key employees of the Company. Incentive stock options granted under the 1991 Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the market price of the Common Stock on the date of grant, except that the term of an incentive stock option granted under the 1991 Plan to a stockholder owning more than 10% of the then outstanding shares of Common Stock may not exceed five years and the exercise price may not be less than 110% of the market price of the Common Stock on the date of grant. As of December 31, 2002, 87,100 shares are issuable under outstanding options granted under the 1991 Plan. The 1991 Plan expired in December 2001, and no new options were issued under the 1991 Plan after the date of expiration.

      o 1993 Non-qualified Stock Option Plan (the "1993 Plan") pursuant to which officers and key employees are eligible to receive options to acquire our Common Stock. The maximum number of shares of Common Stock as to which stock options may be granted in any year may not exceed 12% of the number of shares of Common Stock outstanding on December 31 of the preceding plan year, less the number of shares covered by the outstanding stock options issued under the 1991 Plan as of December 31 of such preceding year. Options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price, which is not less than market price of the Common Stock at the date of grant. The 1993 Plan expires in September 2003. As of December 31, 2002, 2,068,900 shares are issuable under outstanding stock options granted under the 1993 Plan, and 1,612,391 shares are available for future stock option grants.

      o 1992 Outside Directors Stock Option Plan under which 500,000 shares of the Company's Common Stock are reserved for issuance. The Outside Directors Plan is described under Compensation of Directors beginning on page 5. As of December 31, 2002, 226,550 shares have been issued or are issuable as stock awards and 250,000 shares are issuable under outstanding options granted under the Outside Directors Plan.

(2) Includes non-qualified stock options granted to Dr. Centofanti in October 1997 in connection with a three-year employment contract that is now expired. The options provide Dr. Centofanti with the right to purchase an aggregate of 300,000 shares of Common Stock as follows: (a) 100,000 shares of Common Stock at a price of $2.25 per share, (b) 100,000 shares of Common Stock at a price of $2.50 per share, and (c) 100,000 shares of Common Stock at a price of $3.00 per share. Those non-qualified stock options expire in October 2007.

Report of the Compensation and Stock Option Committee

The Compensation and Stock Option Committee (the "Compensation Committee") is responsible for reviewing and approving the Company's compensation policies and the compensation paid to the Company's executive officers, including the executive officers named in the Summary Compensation Table. The Company's compensation program for its executive officers is generally not formalized but is designed to provide levels of compensation required to assist the Company in attracting and retaining qualified executive officers. The Compensation Committee attempts to set an executive officer's compensation at a level that is similar to such officer's peers in the industry consistent with the size of the Company. Generally, executive officer compensation, including that of the Chief Executive Officer, is not directly related to the Company's performance. Instead, the Compensation Committee has a philosophy that recognizes individual initiative and achievement in arriving at an officer's compensation. The executive compensation program is comprised of salary, cash incentives and stock options. The following is a discussion of each of the elements of the executive compensation program.

Salary

Generally, base salary for each executive officer is similar to levels within the industry and comparable to the level which the Company believes could be attained for equal positions elsewhere, but consistent with the Company's size. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay. The Board of Directors increased Dr. Centofanti's salary in 2001 through application of an inflation factor and, in addition, the Compensation Committee further increased Dr. Centofanti's compensation to a level it believed was consistent with salary levels of other Chief Executive Officers at similar situated and sized companies in the waste industry. Mr. Kelecy's, Mr. Randall's and Mr. McNamara's salaries were increased in 2001; in response to the Compensation Committee's review of executive officer salary levels at similarly sized and situated companies within the Company's industry.

Cash Incentives

The cash incentive plan is a program through which cash bonuses may be paid on an annual basis to reward significant corporate accomplishments and individual initiative demonstrated by executive officers during the prior fiscal year. The Compensation Committee determines the amount of cash bonus. No cash bonuses were awarded in 2002.

Stock Options

The Company's 1991 Performance Equity Plan and 1993 Non-qualified Stock Option Plan were adopted for the purpose of promoting the interests of the Company and its stockholders by attracting and retaining executive officers and other key employees of outstanding ability. Options are granted to eligible participants based upon their potential impact on corporate results and on their individual performance. Generally, options are granted at market value, vest over a number of years, and are generally dependent upon continued employment. The Compensation Committee believes that the grant of time-vested options provides an incentive that focuses the executive officers' attention on managing the Company from the perspective of owners with an equity stake in the Company. Options further motivate executive officers to maximize long-term growth and profitability because value is created in the options only as the Common Stock price increases after the option is granted.

                                         Compensation and Stock Option Committee
                                         Mark Zwecker (Chairperson)
                                         Jack Lahav
                                         Jon Colin

Common Stock Price Performance Graph

The following Common Stock price performance graph compares the yearly change in the Company's cumulative total stockholders' returns on the Common Stock during the years 1998 through 2002, with the cumulative total return of the NASDAQ Market Index and the published industry index prepared by Media General and known as Media General Industry Group 095-Waste Management Index ("Industry Index") assuming the investment of $100 on January 1, 1998.

                                                   1997        1998        1999        2000        2001        2002
      PERMA-FIX ENVIRONMENTAL SERVICES, INC.      100.00       64.00       50.67       60.67      110.93      106.66
                  MG GROUP INDEX                  100.00       86.84       38.16       57.03       64.33       53.31
               NASDAQ MARKET INDEX                100.00      141.04      248.76      156.35      124.64       86.94

Assumes $100 invested in the Company on January 1, 1998, the Industry Index and the NASDAQ Market Index. The above five-year Cumulative Total Return Graph shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not be deemed to be soliciting material or to be filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of voting securities "beneficially owned" as of the Record Date, by each person known by us to be the beneficial owners of more than 5% of any class of the Company's voting securities, as determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

                                                              Amount and                 Percent
                 Name of                        Title          Nature of                   of
             Beneficial Owner                 of Class         Ownership                Class(1)
             ----------------                 --------         ---------                --------
       Kern Capital Management, LLC(2)         Common          2,753,400                  7.9%

(1) In computing the number of shares and the percentage of outstanding Common Stock beneficially owned by a person, the calculations are based upon 34,799,254 shares of Common Stock issued and outstanding on June 5, 2003 (excluding 988,000 treasury shares), plus the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days.

(2) This beneficial ownership amount is according to the Schedule 13G, filed with the Securities and Exchange Commission, dated February 14, 2003. Kern Capital Management, LLC had sole voting and dispositive power over all of these shares.

Security Ownership of Capital Bank

Capital Bank represented to us that:

            o Capital Bank owns shares of the Company's Common Stock and rights to acquire shares of the Company's Common Stock only as agent for certain of Capital Bank's investors;

            o None of Capital Bank's investors beneficially own more than 4.9% of the Company's Common Stock;

            o Capital Bank's investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors; and

            o Capital Bank has neither voting nor investment power over the shares of Common Stock owned by Capital Bank, as agent for its investors.

Based on the foregoing representations, Capital Bank has advised us that Capital Bank is not a beneficial owner of the shares of our Common Stock held in Capital Bank's name. However, if Capital Bank's representations to us described above are incorrect or if Capital Bank's investors are acting as a group, then Capital Bank or a group of Capital Bank's investors could be a beneficial owner of more than 10% of the Company's voting securities. The following table sets forth information as to the shares of our voting securities owned of record by Capital Bank on the Record Date, as if Capital Bank were the beneficial owner of such securities.

                                                              Amount and          Percent
                 Name of                        Title          Nature of            of
                  Owner                       of Class         Ownership         Class(1)
                  -----                       --------         ---------         --------
      Capital Bank Grawe Gruppe(2)             Common        15,022,385 (2)        36.8%

(1) In computing the number of shares and the percentage of outstanding Common Stock "beneficially owned" by a person, the calculations are based upon 34,799,254 shares of Common Stock issued and outstanding on June 5, 2003 (excluding 988,000Treasury Shares), plus the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days.

(2) This amount includes 9,036,443 shares that Capital Bank owns of record, as agent for certain accredited investors and 5,985,942 shares that Capital Bank has the right to acquire, as agent for certain investors, within 60 days under certain Warrants and "Series 17 Preferred". The Warrants are exercisable at exercise prices ranging from $1.42 to $1.97 per share of Common Stock. This amount also includes 1,666,667 shares of Common Stock issuable upon the conversion of 2,500 shares of the Company's Series 17 Preferred held by Capital Bank. This amount does not include the shares of Common Stock that may be issuable for payment of dividends on the Series 17 Preferred. Capital Bank has also advised the Company that it is holding these Warrants and shares on behalf of numerous clients, all of which are accredited investors. Although Capital Bank is the record holder of the shares of Common Stock and Warrants described in this note, Capital Bank has advised the Company that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised the Company that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds Company Common Stock holds more than 4.9% of the issued and outstanding Common Stock of the Company; (b) has no right to, and is not believed to possess the power to, exercise control over the Company's management or its policies; (c) has not nominated, and has not sought to nominate, a director to the Company's Board; and (d) has no representative serving as an executive officer of the Company, the Company does not believe that Capital Bank is an affiliate of the Company. Capital Bank's address is Burgring 16, 8010 Graz, Austria. Capital Bank has advised the Company that it is a banking institution.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 5, 2003, by each Director, each executive officer of the Company named in the Summary Compensation Table, and by all Directors and executive officers of the Company as a group. Beneficial ownership by the Company's stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within sixty days.

                                                                      Number of Shares
                                                                      of Common Stock           Percentage of
Name of Beneficial Owner                                             Beneficially Owned        Common Stock(1)
------------------------                                             ------------------        ---------------
Dr. Louis F. Centofanti(2)(3)                                             1,250,434(3)              3.55%
Mark A. Zwecker(2)(4)                                                       258,853(4)                 *
Jon Colin(2)(5)                                                              67,339(5)                 *
Jack Lahav(2)(6)                                                          1,171,876(6)              3.31%
Alfred C. Warrington, IV(2)(7)                                              160,725(7)                 *
Joe R. Reeder(2)(8)                                                              --(8)                 *
Charles E. Young(2)                                                              --                    *
Richard T. Kelecy(2)(9)                                                     228,572(9)                 *
Larry McNamara(2)(10)                                                        78,000(10)                *
Roger Randall(2)(11)                                                        192,000(11)                *
Bill Carder(2)(12)                                                               --(12)                *
Timothy P. Keegan(2)                                                             --                    *
Directors and Executive Officers as a Group (12 persons)                  3,407,799                 9.36%

*     Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under "Security Ownership of Certain Beneficial Owners."

(2) The business address of such person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, Florida 32653.

(3)   These shares include (i) 541,434 shares held of record by Dr. Centofanti;
      (ii) options to purchase 105,000 shares granted pursuant to the 1991 Performance Equity Plan and the 1993 Non-qualified Stock Option Plan, which are immediately exercisable; (iii) 300,000 shares granted pursuant to Dr. Centofanti's employment agreement that expired in 2000, which are immediately exercisable; and (iv) 304,000 shares held by Dr. Centofanti's wife. This amount does not include options to purchase 190,000 shares granted pursuant to the 1993 Non-qualified Stock Option Plan, which are not exercisable within sixty days. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti's wife, over which Dr. Centofanti shares voting and investment power.

(4) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 208,853 shares of Common Stock held of record by Mr. Zwecker;
      (ii) 5,000 options to purchase Common Stock pursuant to the 1993 Non-qualified Stock Option Plan, which are immediately exercisable; and
      (iii) options to purchase 45,000 shares granted pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable.

(5) Mr. Colin has sole voting and investment power over these shares which include: (i) 22,339 shares held of record by Mr. Colin, and (ii) options to purchase 45,000 shares granted pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable.

(6) Mr. Lahav has sole voting and investment power over these shares which include: (i) 580,447 shares of Common Stock held of record by Mr. Lahav;
      (ii) 20,000 options to purchase Common Stock pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable; and (iii) 571,429 Warrants to purchase Common Stock purchased pursuant to our Private Offering held in 2001 which are immediately exercisable.

(7) Mr. Warrington has sole voting and investment power over these shares which include: (i) 125,725 shares of Common Stock held of record by Mr. Warrington; (ii) 25,000 options to purchase Common Stock pursuant to the 1992 Outside Directors Stock Option and Incentive Plan which are immediately exercisable, and (iii) 10,000 options to purchase Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan.

(8) Not included are options to purchase 15,000 shares of Common Stock granted pursuant to the 1992 Outside Directors Stock Option and Incentive Plan, which are not exercisable within sixty days.

(9) Mr. Kelecy has sole voting and investment power over 16,572 shares of Common Stock held of record by Mr. Kelecy and 212,000 options to purchase Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan. This amount does not include options to purchase 143,000 shares of Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan that are not exercisable within sixty days.

(10) Mr. McNamara has sole voting and investment power over 78,000 options to purchase Common Stock pursuant to the 1993 Non-qualified Stock Option Plan which are immediately exercisable. This amount does not include Warrants to purchase 192,000 shares pursuant to the 1993 Non-qualified Stock Option Plan that are not exercisable within sixty days.

(11) Mr. Randall has sole voting and investment power over 192,000 options to purchase Common Stock pursuant to the 1993 Non-qualified Stock Option Plan, which are immediately exercisable. This amount does not include options to purchase 93,000 shares of Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan, which are not exercisable within sixty days.

(12) Not included are options to purchase 50,000 shares of Common Stock granted pursuant to the 1993 Non-qualified Stock Option Plan, which are not exercisable within sixty days.

Potential Change in Control

As of June 5, 2003, Capital Bank owned of record, as agent for certain accredited investors, 9,036,443 shares of Common Stock representing 26.0% of our issued and outstanding Common Stock. As of that date, Capital Bank also had the right to acquire an additional 5,985,942 shares of Common Stock, comprised of
(a) 4,319,275 shares of Common Stock issuable under various warrants held by Capital Bank, as agent for certain investors; and (b) 1,666,667 shares of Common Stock issuable to Capital Bank upon the conversion of 2,500 shares of Series 17 Preferred held by Capital Bank.

If Capital Bank were to acquire all of the shares of Common Stock issuable upon exercise of the various warrants held by Capital Bank and the shares of Common Stock issuable upon conversion of the Series 17 Preferred, then Capital Bank would own of record 15,022,385 shares of Common Stock, representing 36.8% of the issued and outstanding Common Stock. The foregoing estimates assume that we do not issue any other shares of Common Stock; no other warrants or options are exercised; we do not acquire additional shares of Common Stock as treasury stock; and Capital Bank does not dispose of any shares of Common Stock.

Capital Bank has advised us that it is a banking institution regulated by the banking regulations of Austria that holds shares of our Common Stock on behalf of numerous investors. Capital Bank asserts that it is precluded by Austrian law from disclosing the identities of its investors, unless so approved by each such investor. Certain of its investors recently gave Capital Bank permission to disclose their identities in order to be included as Selling Stockholders in our S-3 Registration Statement effective November 27, 2002. Capital Bank has represented that all of its investors are accredited investors under Rule 501 of Regulation D promulgated under the Act. In addition, Capital Bank has advised us that none of its investors beneficially own more than 4.9% of our Common Stock. Capital Bank has further informed us that its clients (and not Capital Bank) maintain full voting and dispositive power over such shares. Consequently, Capital Bank has advised us that it believes it is not the beneficial owner, as such term is defined in Rule 13d-3, of the shares of our Common Stock registered in the name of Capital Bank because it has neither voting nor investment power, as such terms are defined in Rule 13d-3, over such shares. Capital Bank has informed us that it does not believe that it is required to file, and has not filed, reports under Section 16(a) or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

If Capital Bank's investors agree to, or reach an understanding to, act as a group or otherwise to act in concert for the purposes of voting on matters subject to stockholder vote, our operations and management could be greatly impacted. For example, if Capital Bank acquires the shares of Common Stock described in the previous paragraph, the Capital Bank investor group may be able to cause a change in at least 50% of the members of our Board of Directors. This change in Board membership could be an event of default under our $22 million credit facility (the "Credit Facility") and our $5.6 million outstanding subordinated promissory notes. If the Capital Bank investor group were to cause Dr. Louis Centofanti to be removed from our Board of Directors or as our president and chief executive officer, the removal could be an event of default under the Credit Facility and the subordinated promissory notes. The Company is not aware of any agreement or understanding among Capital Bank's investors to act as a group.

If the representations or information provided, by Capital Bank are incorrect or if Capital Bank was historically acting on behalf of its investors as a group, rather than on behalf of each investor independent of other investors, Capital Bank and/or the investor group could have become a beneficial owner (as that term is defined under Rule 13d-3 as promulgated under the Exchange Act) of more than 10% of our Common Stock. Capital Bank and/or its investor group has not filed with the Securities and Exchange Commission and the Company, among other reports, any Forms 3, 4 or 5, and has not filed any applicable Schedules 13D or 13G as a result of acquiring shares of our voting equity securities.

Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over our Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock; (b) has no right to, and is not believed to possess the power to, exercise control over our management or our policies; (c) has not nominated, and has not sought to nominate, a director to our board; and (d) has no representative serving as an executive officer of the Company, we do not believe that Capital Bank is an affiliate of the Company.

         PROPOSAL 2 - APPROVAL OF THE 2003 OUTSIDE DIRECTORS STOCK PLAN

General. The Board of Directors, subject to approval by the stockholders, has adopted the 2003 Outside Directors Stock Plan (the "2003 Directors Plan"). The 2003 Directors Plan authorizes the grant of non-qualified stock options and stock awards to each member of the Company's Board of Directors who is not an employee of the Company. Pursuant to Rule 16b-3 of the Securities Exchange Act, as amended, stockholders are being asked to approve the 2003 Directors Plan at the Meeting. The Board of Directors believes that adoption and approval of the 2003 Directors Plan will serve to attract and retain qualified members of the Board of Directors who are not employees of the Company and to enhance their interests in the Company's continued success by increasing their proprietary interest in the Company. Such proprietary interests will more closely align the financial interests of such members with the stockholders. The Company's Board of Directors unanimously recommends that stockholders approve the 2003 Directors Plan.

Principal features of the 2003 Directors Plan, as adopted by the Board of Directors, are summarized below, but such summary is qualified in its entirety by reference to the terms of the 2003 Directors Plan, as set forth in Exhibit B to this Proxy Statement.

Available Shares. The maximum number of shares of Common Stock of the Company that may be issued under the 2003 Directors Plan will be 1,000,000 shares (subject to adjustment as provided in the 2003 Directors Plan). As of the Record Date, the fair market value of a share of Common Stock of the Company was $1.88 based on the closing price of such stock as reported on NASDAQ on such date and, as a result, the aggregate fair market value of the 1,000,000 shares of Common Stock that may be granted under the 2003 Directors Plan was $1,880,000. Shares of Common Stock subject to options that are canceled or expired without the delivery of shares of Common Stock will again be available for options or awards under the 2003 Directors Plan. The shares of Common Stock to be delivered under the 2003 Directors Plan will be made available from the authorized and unissued shares of the Company or from treasury shares.

Eligibility. Each member of the Company's Board of Directors who is not an employee of the Company ("Eligible Director") is eligible to receive options and awards under the 2003 Directors Plan. As of the date of this Proxy Statement, six persons are eligible to participate in the 2003 Directors Plan. If new or additional non-employee Directors are added to the Company's Board of Directors, they will be eligible to participate in the 2003 Directors Plan.

Grant of Options. The Company shall automatically grant to each Eligible Director an option to purchase 30,000 shares of Common Stock on the date the Eligible Director is initially elected to the Board of Directors. Thereafter, the Company shall grant to each Eligible Director an option to acquire an additional 12,000 shares of Common Stock on each date the Eligible Director is reelected to the Board of Directors by the Company's stockholders. The options to be granted, under the 2003 Directors Plan are non-qualified stock options, therefore, they do not satisfy the requirements to be "incentive stock options" under ss. 422 of the Internal Revenue Code, as amended (the "Code"). The 2003 Directors Plan provides that the terms of each option granted will include the following:

            a. Exercise Price. The exercise price of options granted under the 2003 Directors Plan will be the fair market value of the shares of Common Stock subject to the option on the business day preceding the date the option is granted. Common Stock purchased upon the exercise of an option granted under the 2003 Directors Plan must be paid in cash in full at the time of exercise. Options must be exercised for not less than 1,000 shares of Common Stock unless the remaining shares that are exercisable are less than 1,000 shares.

            b. Term of Options. No option shall be exercisable until after the expiration of six months from the date the option was granted and no option shall be exercisable after the expiration of ten years from the date the option is granted.

Grant of Stock Awards. The 2003 Directors Plan provides that an Eligible Director may elect to receive either (a) 65% of the fee payable to the Eligible Director for service on our Board (the "Director Fee") in Common Stock with the balance paid in cash, or (b) 100% of the Director Fee in Common Stock. The number of shares of Common Stock issuable to the Eligible Directors shall be determined by valuing the Common Stock at 75% of its fair market value on the business day immediately preceding the date that the Director Fee is due. No shares of Common Stock received in lieu of Director Fees may be transferred by an Eligible Director until after the expiration of six months from the date the shares are issued.

Amendment or Termination. The Board of Directors may amend or modify the 2003 Directors Plan at any time (except as otherwise provided in the 2003 Directors
Plan); provided however, the Board of Directors may not amend the 2003 Directors Plan more than once every six months with respect to the provisions relating to the grant of options, except to comport with changes in the Code, the Employee Retirement Income Securities Act, or rules thereunder.

Adjustments. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock for which options may thereafter be granted and the number of shares of Common Stock then subject to options previously granted shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend. Such adjustments shall be made solely by the Board of Directors.

Federal Tax Consequences. An Optionee will realize no taxable income at the time an option is granted under the 2003 Directors Plan.

Ordinary income will generally be realized by the Optionee at the time of his exercise of an option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When an Optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss depending upon the holding period of the shares.

The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Optionee is considered to have realized ordinary income on the exercise of an option.

The above-described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

The affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Meeting is required for the adoption of the 2003 Outside Directors Stock Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2003 OUTSIDE DIRECTORS STOCK PLAN.

         PROPOSAL 3 - APPROVAL OF THE 2003 EMPLOYEE STOCK PURCHASE PLAN

General. In June 2003, the Board of Directors, subject to approval by the stockholders, adopted the Perma-Fix Environmental Services, Inc. 2003 Employee Stock Purchase Plan (the "2003 Employee Plan"). The Board of Directors believes that adoption and approval of the 2003 Employee Plan will serve to attract and to retain key personnel and other employees and to enhance their interests in the Company's continued success by providing such persons with long-term equity interests in the Company. Such equity interests will more closely align the financial interests of such key employees and personnel with the stockholders and create significant incentives for increasing stockholder value. The Board of Directors unanimously recommends that stockholders approve the 2003 Employee Plan.

Principal features of the 2003 Employee Plan, as adopted by the Board of Directors, are summarized below, but such summary is qualified in its entirety by reference to the terms of the 2003 Employee Plan, as set forth in Exhibit C to this Proxy Statement.

Employee Plan. The 2003 Employee Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. The 2003 Employee Plan will provide eligible employees of the Company and its subsidiaries who wish to become stockholders an opportunity to purchase Common Stock of the Company, which the Board of Directors believes is in the mutual best interests of the employees of the Company and its subsidiaries and the Company itself. The maximum number of shares of Common Stock of the Company that may be issued under the 2003 Employee Plan will be one million (1,000,000) shares, plus an annual increase to be added on the first day of the five calendar years 2009 through 2013, equal to the lesser of (a) 100,000 shares, (b) 0.5% of the outstanding shares on such date or
(c) a lesser amount determined by the Board. The maximum number of shares issuable under the 2003 Employee Plan is 1,500,000, and is subject to other adjustments as provided in the 2003 Employee Plan. As of the Record Date, the fair market value of a share of Common Stock of the Company is $1.88, based on the closing price of such stock on the NASDAQ on such date and, as a result, the aggregate fair market value of the 1,500,000 currently issuable shares of Common Stock that may be granted under the 2003 Employee Plan was $2,820,000. The shares of Common Stock to be delivered under the 2003 Employee Plan will be made available from the authorized and unissued or treasury shares of the Company, or a combination of both.

Administration. The Board of Directors will administer the 2003 Employee Plan or a committee appointed by the Board of Directors to administer the 2003 Employee Plan (the "Committee"). The Board of Directors or the Committee will have full power and authority under the 2003 Employee Plan to operate and administer the 2003 Employee Plan within the confines of Section 423 of the Code, which power and authority shall include, but not be limited to, that of modifying the terms and conditions of awards to be granted and establishing such rules and regulations as it shall deem appropriate for proper administration of the 2003 Employee Plan.

Eligibility. An "Eligible Employee" is a person who, on an Offering Date (as defined in the 2003 Employee Plan), is an employee of the Employer (as defined in the 2003 Employee Plan), and has completed at least six months of continuous service for the Employer; and, the person is not deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5 % or more of the total combined voting power or value of all classes of stock of the Company. As of the date of this Proxy Statement, it is expected that approximately 453 persons are eligible to participate in the 2003 Employee Plan.

Exercise Price and Stock Purchase Account. The exercise price shall initially be the sum of (i) 85% of the market value of each such share of Common Stock on the offering date on which such offering commences or on the exercise date on which such offering expires, whichever is lower, and (ii) any transfer, exercise or similar tax imposed on the transaction pursuant to which such share of Common Stock is purchased. In no event shall the purchase price per share be less than the par value per share of the Common Stock. Payment for the shares of stock purchased by a participant under the 2003 Employee Plan shall be paid out of the participant's stock purchase account, which shall be established by each participant, and which shall be funded by authorized payroll deductions of from 1 % to 5 % of the gross amount of each participant's compensation during a purchase period. The stock purchase account may be additionally funded by additional contributions made by the participant, subject to the approval of the Company, and, provided that: (a) all such additional contributions shall be made no later than the first business day of the last month in the purchase period; (b) only one such additional contribution shall be accepted from any participant in any purchase period; and, (c) such additional contributions shall be from $25 to $2,000 and shall be in an amount which is in a multiple of $25 within such range.

Limitation on Shares to be Acquired by Any One Participant. The maximum number of shares of Common Stock that may be purchased for each participant on a purchase date is the lesser of (a) the number of shares of Common Stock that can be purchased by applying the full balance of the participant's stock purchase account to such purchase of shares at the price such shares are purchased pursuant to the 2003 Employee Plan, or (b) the participant's proportionate part of the aggregate number of such shares of Common Stock available within the limitation established by the maximum aggregate number of such shares reserved for the 2003 Employee Plan, A participant may not purchase shares of Common Stock having an aggregate market value of more than $25,000 for each calendar year in which one or more offering(s) is or are outstanding at any time.

Amendment or Termination. The Board of Directors may amend or terminate the 2003 Employee Plan at any time, except as otherwise provided in the 2003 Employee Plan.

Adjustments. Subject to any required action by the stockholders of the Company, the number of shares of stock reserved for purchase under the 2003 Employee Plan, as hereinabove provided, and the calculation of the purchase price per share may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the stock) or any other increase or decrease in the number of outstanding shares of stock affected without receipt of consideration by the Company.

Summary of Federal Income Tax Consequences of the 2003 Employee Plan. The following summary is intended only as a general guide as to the federal income tax consequences under current law of options granted pursuant to the 2003 Employee Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

A participant recognizes no taxable income either as a result of commencing participation in the 2003 Employee Plan or purchasing shares of Common Stock under the terms of the 2003 Employee Plan.

If a participant disposes of shares purchased under the 2003 Employee Plan within two years from the first day of the applicable offering period or within one year from the date of purchase (a "disqualifying disposition"), the participant will recognize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant's basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 12 months, otherwise it will be short-term.

If the participant disposes of shares purchased under the 2003 Employee Plan more than two years after the first day of the applicable offering period and more than one year after the date of purchase, the participant will recognize ordinary income in the year of disposition equal to the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the purchase price or (b) 15 % of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant's basis in the shares and any additional gain recognized upon the disposition after such basis adjustment will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

The Company will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition. In all other cases, no deduction is allowed to the Company.

For participants who are officers or Directors subject to the restriction of
Section 16(b) of the Exchange Act, the federal income tax consequences are generally the same as described above.

The affirmative vote of majority of the shares of Common Stock present, or represented by proxy, and entitled to vote at the Meeting is required for the adoption of the 2003 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2003 EMPLOYEE STOCK PURCHASE PLAN.

           PROPOSAL 4 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to ratification by the Stockholders, the Audit Committee has appointed BDO Seidman, LLP ("BDO Seidman") as independent accountants to audit the consolidated financial statements of the Company for fiscal year 2003. BDO Seidman has been the Company's independent accountant since December 18, 1996. It is expected that representatives of BDO Seidman will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and 2001, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years and for review of documents filed with the Securities and Exchange Commission for those fiscal years were $195,423 and $175,335, respectively. Approximately 87% and 94% of the total hours spent on audit services for the Company for the years ended December 31, 2002 and 2001, respectively, were spent by Gallogly, Fernandez and Riley, LLP ("GFR") members of the BDO alliance network of firms. Such members are not full time, permanent employees of BDO Seidman, LLP.

Audit-Related Fees

BDO Seidman was not engaged to provide audit-related services to the Company for the fiscal years ended December 31, 2002 and 2001.

During 2001, the Company acquired East Tennessee Materials and Energy Corporation ("M&EC"). In connection with this acquisitions, the Company retained GFR to audit M&EC for the three years ended December 31, 1998, 1999 and 2000. The audit fees paid by the company to GFR for said services were $58,460. GFR also audited the Company's 401(k) Plan during 2002 and 2001, and billed $7,860 and $10,000, respectively.

Tax Services

The aggregate fees billed by BDO Seidman for tax consulting services for 2002 were $18,000. BDO Seidman performed no tax services for 2001.

The aggregate fees billed by GFR for tax compliance services for 2002 and 2001 were $33,000 and $21,000, respectively.

All Other Fees

BDO Seidman was not engaged to provide any other services to the Company for the fiscal years ended December 31, 2002 and 2001.

GFR was not engaged to provide any other services to the Company for the fiscal years ended December 31, 2002 and 2001.

The Audit Committee of the Company's Board of Directors has considered whether BDO Seidman's provision of the services described above for the fiscal year ended December 31, 2002, is compatible with maintaining its independence. The Audit Committee also considered services performed by GFR to determine that it is compatible with maintaining independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE REAPPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

        STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who wishes to present a proposal for consideration at the annual meeting of stockholders to be held in 2004 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 2004 Annual Meeting of Stockholders, the stockholder must submit such proposal in writing to the Company so that it is received no later than March 22, 2004. Any stockholder proposal submitted with respect to the Company's 2004 Annual Meeting of Stockholders which proposal is received by the Company after March 22, 2004, will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy. Such proposals should be addressed to Richard T. Kelecy, Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, Florida 32653.

                                  OTHER MATTERS

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Additional copies of the Annual Report and the Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying Proxy Card may be obtained from the Company.

In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Annual Report on Form 10-K

A copy of the Company's 2002 Annual Report accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2002, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission. Copies of the exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company's Common Stock entitled to vote at the Meeting. Stockholders should direct the written request to the Company's Chief Financial Officer at 1940 N.W. 67th Place, Gainesville, Florida 32653.

                                             Order of the Board of Directors


                                             Richard T. Kelecy
                                             Secretary
                                             Gainesville, Florida
                                             June 20, 2003

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER

A. Purpose. The Audit Committee is appointed by the Board of Directors of Perma Fix Environmental Services, Inc. (the "Company") for the following purposes:

      1. Assisting the Board of Directors in discharging its oversight responsibility relating to: (a) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (b) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (c) the outside auditing firm's qualifications and independence; and (d) the performance of the Company's internal audit function and the Company's outside auditing firm; and

      2. Preparing the report required by the rules of the SEC to be included in the Company's annual proxy statement.

In fulfilling its purpose, the Audit Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board of Directors, the outside auditor, the senior and financial management of the Company, and with any employees of the Company or other individuals who desire to bring accounting, internal accounting controls, auditing, or other matters to the Committee's attention.

      In the exercise of its oversight responsibilities, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Audit Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Audit Committee, Board of Directors, or Company by officers of employees or by outside experts such as the outside auditor.

B. Members. The Board of Directors shall appoint an Audit Committee of at least three members, and shall designate one member as chairperson. Each member of the Audit Committee must meet the independence and experience requirements of relevant law, including rules and regulations of the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market ("Nasdaq"). [At least one member of the Audit Committee shall be a "financial expert", as defined relevant law, including rules and regulations adopted by the Commission and Nasdaq.] Each member shall be able to read and understand financial statements at the time of their appointment.

      The members of the Audit Committee shall be appointed by the Board of Directors on the recommendation of [the Nominating and Corporate Governance Committee] [a majority of the independent directors] and may be removed and replaced by the Board in its discretion.

C. Authorities and Responsibilities. Among its specific duties and responsibilities, the Audit Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the Commission, Nasdaq or other regulatory authority:

      1. Be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (a) appoint and retain (subject to ratification by the Company's stockholders), (b) determine the funding for, and (c) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee.

      2. Approve in advance all audit services to be provided by the outside auditing firm, including any written engagement letters related thereto; establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require pre-approval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm; and, at the discretion of the Audit Committee, delegate such pre-approval of services to the chairman of the Audit Committee (provided that the chairman shall provide subsequent notification to the Audit Committee of any such pre-approval at scheduled meetings of the Audit Committee).

      3. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationships or services that may impact the objectivity and independence of the auditor; and present to the Board of Directors the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

      4. Review and discuss with the outside auditing firm: (a) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access to requested information, and any significant disagreements with management; (b) any reports of the outside auditing firm with respect to interim periods; and
            (c) the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect.

      5. Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including: (a) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (c) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

      6. Recommend to the Board based on the review and discussion described in paragraphs 3 - 5 above, whether the financial statements should be included in the Annual Report on Form 10-K.

      7. Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

      8. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

      9. Review and discuss with management and the outside auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

      10. Review any related party transactions involving directors or executive officers of the Company.

      11. Review, with the General Counsel or the Company's principal, outside legal counsel, material pending legal proceedings involving the Company and other contingent liabilities.

      12. Establish procedures in compliance with relevant law, including rules and negotiations adapted by the Committee and Nasdaq for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

      13. Establish policies for the Company's hiring of employees and former employees of the outside auditing firm.

      14. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

D. Meetings. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but not less than quarterly, either in person or telephonically. At least annually, the Audit Committee shall meet in executive session with each of management, the principle internal auditor of the Company, and the independent auditory firm. The Audit Committee may create subcommittees who shall report to the Audit Committee. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

E. Outside Advisors. The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

F. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

        By  /s/ Dr. Louis F. Centofanti              Date February 27, 2003
            -----------------------------------           ----------------------
            Dr. Louis F. Centofanti,
            Director


        By  /s/ Jon Colin                            Date February 27, 2003
            -----------------------------------           ----------------------
            Jon Colin, Director


        By  /s/ Jack Lahav                           Date February 27, 2003
            -----------------------------------           ----------------------
            Jack Lahav, Director


        By  /s/ Alfred C. Warrington, IV             Date February 27, 2003
            -----------------------------------           ----------------------
            Alfred C. Warrington, IV, Director


        By  /s/ Mark A. Zwecker                      Date February 27, 2003
            -----------------------------------           ----------------------
            Mark A. Zwecker, Director

                                                                       EXHIBIT B

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                        2003 OUTSIDE DIRECTORS STOCK PLAN

                                    ARTICLE I

                                   DEFINITIONS

1.1 Definitions. As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

      1.1.1   "Board" shall mean the Board of Directors of the Company.

      1.1.2   "Company" shall mean Perma-Fix Environmental Services, Inc.

      1.1.3 "Initial Election Date" shall mean the date an Eligible Director is initially elected or appointed to the Board of Directors.

      1.1.4 "Grant Date" shall mean the date an Eligible Director is reelected to the Board after the Initial Election Date at an annual meeting of shareholders of the Company or any adjournment thereof.

      1.1.5 "Fair Market Value" shall mean (a) if the Stock is listed on an established securities exchange or quoted on a national market system, including without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, the closing sales price (or the closing bid if no sales were reported) of the Stock on such exchange or system on the day on which such value is to be determined, as reported in the composite quotations for securities traded on such exchange or system; or (b) if the Stock is not listed on an established securities exchange or quoted on a national market system, but is traded in the over-the-counter market, the closing average of the bid and asked prices for the Stock as reported by the National Association of Securities Dealers Automated Quotation System or successor national quotation service. In the event no such quotations are available for the day in question, "Fair Market Value" shall be determined by reference to the appropriate prices on the next preceding day for which such prices are reported. If the Stock is not traded on such an exchange or system, the "Fair Market Value" of a share of Stock will be determined in good faith by the Board.

      1.1.6 "Effective Date of the Plan" shall mean the date of adoption by the stockholders of the Company.

      1.1.7 "Eligible Director" shall mean any member of the Board who is not an employee of the Company or its subsidiaries.

      1.1.8 "Non-Qualified Stock Options" shall mean any stock option that is not an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code.

      1.1.9 "Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of Article V hereof.

      1.1.10 "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

      1.1.11 "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

      1.1.12 "Plan" shall mean the Perma-Fix Environmental Services, Inc. 2003 Outside Directors Stock Plan, the terms of which are set forth herein.

      1.1.13 "Stock" shall mean the common stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

      1.1.14 "Stock Award" shall mean an Eligible Director's right to receive shares of Stock pursuant to Section 5.2.3.

      1.1.15 "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

                                   ARTICLE II

                                    THE PLAN

2.1 Name. This Plan shall be known as the "Perma-Fix Environmental Services. Inc., 2003 Outside Directors Stock Plan."

2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

2.3 Effective Date. The Effective Date of the Plan is the date of adoption by the stockholders.

2.4 Termination Date. The Plan shall terminate at such time as no shares of Stock remain available for grant of Options or Stock Awards and no Options remain outstanding. Outstanding Options shall remain in effect until they have been exercised, become vested or have terminated or expired.

                                   ARTICLE III

                                  PARTICIPANTS

3.    Participants. Only Eligible Directors shall participate in the Plan.

                                   ARTICLE IV

                         SHARES OF STOCK SUBJECT TO PLAN

4.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock, which may be issued and sold hereunder, shall not exceed 1,000,000 shares. Shares of Stock subject to an Option or Stock Award may be either authorized and unissued shares or shares issued and later acquired by the Company (in the open-market or in private transactions and which are being held as treasury shares); provided however, the shares of Stock with respect to which an Option has been exercised shall not again be available for Option hereunder. If outstanding Options granted hereunder are terminated, forfeited, or cancelled or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares. No fractional shares of Stock shall be issued under the Plan.

4.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend:

      4.2.1 The aggregate number of shares of Stock for which Options may be granted or for which Stock Awards may be issued shall be adjusted appropriately.

      4.2.2 The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately; and

      4.2.3 Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to
              Section 5.5.

      The foregoing adjustments, and the manner of application thereof, shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

                                    ARTICLE V

                            OPTIONS AND STOCK AWARDS

5.1 Terms and Conditions. Options granted under the Plan shall be in respect of Common Stock and shall be in the form of Non-Qualified Stock Options. Options and Stock Awards shall be subject to the terms and conditions set forth in this Article V and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Board shall set forth in the relevant Stock Option Agreement.

5.2   Options and Stock Awards, Numbers of Shares and Agreement.

      5.2.1 Each Eligible Director shall automatically be granted an Option to purchase 30,000 shares of Stock on the Initial Election Date to the Board of Directors of the Company.

      5.2.2 Each Eligible Director shall automatically be granted an Option to purchase 12,000 shares of Stock on each Grant Date subsequent to such Eligible Director's Initial Election Date.

      5.2.3 Each Eligible Director shall receive, at such Eligible Director's option, either 65% or 100% of the fee payable to such Eligible Director for services rendered to the Company as a member of the Board, including services as a member of any committee of the Board (the "Director's Fee") in Stock. If the Eligible Director wishes to receive 65% of his Director's Fee in Stock: (a) the Eligible Director will receive the number of shares of Stock obtained by dividing 65% of the applicable Director Fee by 75% of the Fair Market Value of the Stock and (b) the Eligible Director will receive 35% of his Director's Fee in cash or its equivalent. If the Eligible Director wishes to receive 100% of his Director's Fee in Stock the Eligible Director will receive that number of shares of Stock obtained by dividing the applicable Director's Fee by 75% of the Fair Market Value of the Stock. Fair Market Value as used in this Section 5.2.3, shall be determined on the business day immediately preceding the date that the Director's fee is due.

      5.2.4 Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Initial Election Date or Grant Date, as applicable, and executed by the Company and the Optionee, stating (a) the Option's duration, time of exercise, exercise price, (b) that the Eligible Director is acquiring the Option and will require the shares of Stock upon exercise of the Option for investment without a view to distribution, and (c) that the Company may condition the issuance of the Option and the issuance of shares of Stock upon exercise of the Option on such other representations and warranties as may be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws. The terms and conditions of the Option shall be consistent with the Plan.

      5.2.5 The Board may require each Eligible Director receiving a Stock Award pursuant to Section 5.2.3 to represent to and agree with the Company in writing that each Eligible Director is acquiring the shares of Stock for investment without a view to distribution, and may condition the issuance of shares of Stock pursuant to the Stock Award or such other representation or agreement as may be necessary or advisable solely to comply with the provision of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

      5.2.6   The election by the Eligible Director, as described in Section
              5.2.3 hereof, shall be made in writing to the Company at any time prior to the date on which the Director's Fee is due. Should an Eligible Director fail to make such election in a timely manner, such Eligible Director shall be deemed to have elected to receive 100% of the Director's Fee payable to such Eligible Director in Stock as described in Section 5.2.3.

5.3 Option Price. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on the day preceding the Grant Date, or the Initial Election Date.

5.4 Term. The period for the exercise of each Option shall expire on the 10th anniversary of the Initial Election Date or the Grant Date, as applicable (the "Term").

5.5   Option Exercise.

      5.5.1 No Option granted under the Plan shall become exercisable until after the expiration of six months from the Grant Date or Initial Election Date, as applicable. An option shall remain exercisable after its exercise date at all times during the Exercise Period, regardless of whether the Optionee thereafter continues to serve as a member of the Board.

      5.5.2 Subject to the terms of this Section 5.5, an Option may be exercised at any time or from time to time during the term of the Option, in whole or in part, as to full shares of Stock which have become exercisable under this Plan and the terms of the Option, but not as to less than 1,000 shares of Stock, unless the remaining shares of Stock that are so exercisable are less than 1,000 shares of Stock. The Option Price is to be paid in full pursuant to the terms of this Section 5.5 upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to the holder upon the exercise of the Option.

      5.5.3 Subject to the terms of this Plan, an Option may be exercised by the Optionee, in whole or in part, during the Company's normal business hours on any business day by surrender of the Option and written notice of exercise of the Option, duly executed by the Optionee, with such notice duly delivered to the Company at its principal office, setting forth the specified number of full shares of Stock being exercised, and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (i) the number of shares of Stock so designated in such notice of exercise by (ii) the Option Price specified in the Option. In addition to, and prior to issuance of a certificate for shares of Stock pursuant to the exercise of an Option, the Optionee shall pay to the Company in cash or by certified or official bank check, payable to the order of the Company, for the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

5.6 Nontransferability of Option. Options may not be transferred by an Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, this Option may be exercised only by the Optionee (or by his guardian or legal representative should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative.

5.7 Nontransferability of Stock Award. No shares of Stock issued under the Plan pursuant to Stock Awards may be transferred by the recipient thereof for a period of six months from the date such Stock is issued to the Eligible Director, other than by will or the laws of descent and distribution. The certificates representing shares of Stock issued under Stock Awards shall bear a legend to the foregoing effect.

                                   ARTICLE VI

                               STOCK CERTIFICATES

6.1 Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

                                   ARTICLE VII

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

7.1 Relationship to other Compensation Plans. The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                                  ARTICLE VIII

                                 ADMINISTRATION

8.1   Administrator of the Plan. The Plan shall be administered by the Board.

8.2 Plan Rules. The Board shall have full power and authority to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Board shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Stock Option Agreement. The Board may designate persons other than members of the Board to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Eligible Directors and any person(s) claiming under or through any Eligible Directors.

                                   ARTICLE IX

                      AMENDMENT SUSPENSION AND TERMINATIONS

9.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to ensure that any and all Options and Stock Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Eligible Directors to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any subsidiary. No such amendment, suspension or termination shall (a) materially adversely effect the rights of any Eligible Director under any outstanding Options or Stock Awards, without the consent of such Eligible Director or (b) be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule.

9.2 Agreement Modifications. No modification, extension, renewal or other change in any Stock Option Agreement granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan.

                                    ARTICLE X

                                  MISCELLANEOUS

10.1 No Right to Reelection. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Stock Option Agreement, shall confer upon any Eligible Director any right to remain a member of the Board for any period of time, nor shall it create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders.

10.2 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with the Plan. Any liability of the Company to any person with respect to any Option or Stock Award under the Plan or any Stock Option Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such system, award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any subsidiary. Nothing contained in the Plan or any Stock Option Agreement shall be construed as creating in respect of any Eligible Director (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any subsidiary and/or any such Eligible Director, any beneficiary thereof or any other person.

10.3 Listing, Registration and Other Legal Compliance. No shares of Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Board may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Board may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Stock delivered under the Plan may be subject to such stop-transfer orders and such other restrictions, including restrictive legends, as the Board may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law.

10.4 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

10.5 Singular - Plural: Gender. Whenever used herein, nouns in the singular shall include the plural, and the Masculine pronoun shall include the feminine gender.

10.6 Headings, etc., No Part of Plan. Headings of articles and paragraphs hereof are inserted (or convenience and reference, and do not constitute a part of the Plan.

10.7 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof.

                                                                       EXHIBIT C

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                        2003 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I

                                  INTRODUCTION

1.1 Statement of Purpose. The purpose of the Perma-Fix Environmental Services, Inc. 2003 Employee Stock Purchase Plan is to provide eligible employees of the Company and its Subsidiaries, who wish to become stockholders, an opportunity to purchase Stock of the Company. The Board of Directors of the Company believes that employee participation in ownership will be to the mutual benefit of the employees of the Company and its Subsidiaries.

1.2 Internal Revenue Code Consideration. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                                   DEFINITIONS

2.1 Board of Directors. The term "Board of Directors" means the Board of Directors of the Company or a committee of the Board of Directors appointed by the Board of Directors to administer the Plan ("Committee").

2.2 Code. The term "Code" means the Internal Revenue Code of 1986, as to the Effective Date hereof, as the same may thereafter be amended, and any successor statute of similar nature. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

2.3 Company. The term "Company" means Perma-Fix Environmental Services, Inc., a Delaware corporation, or any successor thereto.

2.4 Compensation. The term "Compensation" means the total base salary paid to an Employee by Employer during the applicable payroll period, as reflected upon the payroll records of the Employer.

2.5 Continuous Service. The term "Continuous Service" means the period of time immediately preceding the Offering Date during which the Employee has been employed by the Employer or a predecessor business acquired by the Employer or a predecessor company merged or consolidated with or into the Employer and during which there has been no interruptions of Employee's employment by the Employer or such predecessor employer. For this purpose, periods of Excused Absence shall not be considered to be interruptions of Continuous Service.

2.6 Effective Date. The term "Effective Date" means the date, the Plan is, or has been approved at a meeting of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding shares of Stock of the Company present, by person or by proxy, and entitled to vote on the approval of the Plan.

2.7 Eligible Employee. The term "Eligible Employee" means each person who, on any Offering Date, meets all of the following requirements:

      2.7.1   Employee. An Employee is a person who is employed by the Employer;

      2.7.2 Length of Service. The person has completed at least six months of Continuous Service;

      2.7.3   5% Owner Restriction. The person is not deemed, for purposes of
              Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

2.8 Employee. The term "Employee" means each person customarily employed by the Company on the Offering Date, except for those whose customary employment is for either (a) not more than twenty hours per week, or (b) not more than five (5) months during any calendar year.

2.9 Employer. The term "Employer" means the Company and each Subsidiary of the Company that, with the consent of the Board of Directors, has adopted the Plan.

2.10 Exchange Act. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

2.11 Excused Absence. The term "Excused Absence" means absence pursuant to a leave of absence granted by the Company, absence due to disability or illness, absence by reason of a layoff, or absence by reason of active duty in the armed forces of the United States. In no event may an Excused Absence exceed ninety days in length (or, if longer and if applicable, the period of the individual's active duty in the armed forces of the United States and such period thereafter such individual's right to reemployment by Employer is protected by law), and any absence shall cease to be an Excused Absence upon the earlier of (a) the last day of the calendar month in which the duration of the absence reaches ninety days or (b) the last day of the calendar month in which the leave expires by its terms, the layoff ends by recall or permanent separation from service, or recovery from illness or disability occurs.

2.12 Exercise Date. The term "Exercise Date" means the last day of each Purchase Period.

2.13 Fair Market Value. The term "Fair Market Value" means (a) if the Stock is listed on an established securities exchange or quoted on a national market system, including without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, the closing sales price (or the closing bid if no sales were reported) of the Stock on such exchange or system on the day on which such value is to be determined, as reported in the composite quotations for securities traded on such exchange or system; or (b) if the Stock is not listed on an established securities exchange or quoted on a national market system, but is traded in the over-the-counter market, the closing average of the bid and asked prices for the Stock as reported by the National Association of Securities Dealers Automated Quotation System or successor national quotation service. In the event no such quotations are available for the day in question, "Fair Market Value" shall be determined by reference to the appropriate prices on the next preceding day for which such prices are reported. If the Stock is not traded on such an exchange or system, the "Fair Market Value" of a share of Stock will be determined in good faith by the Board.

2.14 Offering. The term "Offering" means the offering made by the Company in accordance with the terms and conditions of the Plan permitting Eligible Employees to purchase Stock from the Company under the Plan.

2.15 Offering Date. The term "Offering Date" means the first business day of each January and July, during which the Plan is in effect, commencing with January 1, 2004.

2.16 Participant. The term "Participant" means each Eligible Employee who, pursuant to Article 3 hereof, elects to participate in the Plan, and has not withdrawn or been terminated from participation under the Plan.

2.17 Plan. The term "Plan" means this Perma-Fix Environmental Services, Inc. 2003 Employee Stock Purchase Plan, as the same may be amended, modified or supplemented from time to time.

2.18  Plan Year. The term "Plan Year" means the calendar year.

2.19 Purchase Agreement. The term "Purchase Agreement" means the document prescribed by the Board of Directors from time to time pursuant to which an Eligible Employee has enrolled to be a Participant.

2.20 Purchase Period. The term "Purchase Period" means the period beginning on an Offering Date and ending on (1) the last business day of June with respect to a January Offering Date, and (ii) the last business day of December with respect to a July Offering Date. The derivative of a Purchase Period may be changed pursuant to Article VII of this Plan.

2.21 Purchase Price. The term "Purchase Price" means such term as it is defined in Section 4.3 hereof.

2.22 Securities Act. The term "Securities Act" means the Securities Act of 1933, as amended, and as the same may hereinafter be amended.

2.23 Stock. The term "Stock" means the common stock, par value $.001 per share, of the Company.

2.24 Stock Purchase Account. The term "Stock Purchase Account" means a noninterest bearing account consisting of all amounts withheld from an Employee's compensation (or otherwise paid into the Plan) for the purpose of purchasing shares of Stock for such Employee under the Plan, increased by any amounts contributed by such Employee pursuant to Section 4.5.2 hereof, and reduced by all amounts applied to the Purchase of Stock for such Employee under the Plan, provided, such account may be monitored as an accounting entry on the books and records of the Company, and no actual physical segregation of amounts credited to such account, from the assets of the Company, shall be required.

2.25 Subsidiaries. The term "Subsidiaries" means any corporation more than 50% of whose outstanding voting securities are owned by the Company or by one or more of the Company's other Subsidiaries.

                                   ARTICLE III

                           ADMISSION TO PARTICIPATION

3.1 Initial Participation. Any Eligible Employee may elect to be a Participant and may become a Participant by executing and filing with the Board of Directors on or before the fifteenth of the month preceding the next Offering Date a Purchase Agreement prepared in such form as the Board of Directors shall approve from time to time. The effective date of an Eligible Employee's participation shall be the Offering Date next following the date on which the Board of Directors receives from the Eligible Employee a properly executed and timely filed Purchase Agreement.

3.2 Discontinuance of Participation. Any Participant may voluntarily withdraw from the Plan by filing a Notice of Withdrawal with the Board of Directors prior to the fifteenth day of the last month in a Purchase Period. Upon such withdrawal, there shall be paid to the Participant the amount, if any, standing to the Participant's credit in the Participant's Stock Purchase Account.

3.3 Involuntary Withdrawal; Termination of Eligible Employee Status. If a Participant's Continuous Service terminates for any reason, or if a Participant ceases to be an Eligible Employee, the Participant will be deemed to have elected to withdraw from the Plan and the entire amount standing to the Participant's credit in the Participant's Stock Purchase Account on the effective date of such occurrence shall be paid to the Participant.

3.4 Readmission to Participation. Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by interruption of Continuous Service or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Board of Directors, not later than the fifteenth of the month preceding the Offering Date of any succeeding Purchase Period, a new Purchase Agreement on forms prepared in such form as the Board of Directors shall approve from time to time. Reinstatement to Participant status shall be effective of the Offering Date next following the date on which the Board of Directors receives from the Eligible Employee the properly executed and timely filed Purchase Agreement. Notwithstanding the foregoing terms of this Section 3.4, any executive officer of the Company who has discontinued participation in the Plan may not again become a Participant in the Plan for at least six months from the date such executive officer discontinued participation in the Plan.

                                   ARTICLE IV

                                 STOCK PURCHASE

4.1 Reservation of Shares. Purchases of shares of Stock under the Plan shall be made from the authorized and unissued or treasury shares of the Company. Subject to adjustment upon changes in capitalization of the Company as provided in Section 5.2, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be one million (1,000,000) shares, plus an annual increase to be added on the first day of the Company's fiscal year for the fiscal year beginning in 2009 through 2013 equal to the lesser of (a) 100,000 shares,
      (b) 0.5% of the outstanding shares on such date or (c) a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

4.2 Limitation on Shares Available. The maximum number of shares of Stock that may be purchased for each Participant on an Exercise Date is the least of
      (a) the number of shares of Stock that can be purchased by applying the full balance of the Participant's Stock Purchase Account to such purchase of shares at the Purchase Price (as hereinafter determined), or (b) the Participant's proportionate part of the aggregate number of such shares of Stock available within the limitation established by the maximum aggregate number of such shares reserved for the Plan, as stated in Section 4.1 hereof. Notwithstanding the foregoing, if any person entitled to purchase shares pursuant any offering hereunder would be deemed for the purposes of
      Section 423(b)(3) of the Code to own Stock (including any number of shares that such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of Stock that such person is so deemed to own (excluding any number of shares that such person would be entitled to purchase hereunder) is one less than such 5%. Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the limitations set forth in this Section 4.2 shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock on the next Offering Date (unless withdrawn by the Participant before that Offering Date).

4.3 Purchase Price of Shares. The Purchase Price per share of Stock sold to Participants pursuant to any Offering under Plan shall be the sum of (a) 85% of the Market Value of each such share on the Offering Date on which such Offering commences or on Exercise Date on which such Offering expires, whichever is lower, and (b) any transfer, excise or similar tax imposed on the transaction pursuant to which such share of Stock is purchased; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 5.2. If the Exercise Date with respect to the purchase of Stock is a day on which the stock is selling ex-dividend on or before the record date of such dividend, then for Plan purposes, the Purchase Price per share will be increased by an amount equal to the dividend per share. In no event shall the Purchase Price per share be less, than the par value per share of the Stock.

4.4   Exercise of Purchase Privilege.

      4.4.1   Exercise. Subject to the provisions of Section 4.2 above and of
              Section 4.4.2 below, if on the date of the last paycheck of a Participant issued prior to any Exercise Date of any Offering there is a credit balance in the Participant's Stock Purchase Account, there shall be purchased from the Company's authorized and unissued or treasury shares of Stock for the Participant at the Purchase Price for the Purchase Period that expires on such Exercise Date the largest number of whole shares of Stock as can be purchased with the entire amount in the Participant's Stock Purchase Account on such paycheck issue date. No fractional shares shall be purchased. Each such purchase shall be deemed to have occurred on the Exercise Date occurring at the close of the Offering for which the purchase was made. Any credit balance in a Participant's Stock Purchase Account following purchase of Stock for such Participant on an Exercise Date shall be carried over to the next Purchase Period. Proceeds from the sale of stock pursuant to each offering under this Plan will constitute general funds of the Company.

      4.4.2 Limitations on Purchase. A Participant may not purchase shares of Stock having an aggregate Market Value of more than twenty-five thousand dollars ($25,000.00), determined at the time of the Offering(s), for each calendar year in which one or more such Offering(s) is/are outstanding at any time, and a Participant may not purchase a share of Stock under any Offering after the expiration of the Purchase Period for such Offering.

4.5   Establishment of Stock Purchase Account.

      4.5.1 Payroll Deductions. Each Participant shall authorize payroll deductions from Compensation for the purpose of funding the Participant's Stock Purchase Account (effective for payroll periods beginning on or after January 1, 2004). In the Purchase Agreement, each Participant shall authorize a deduction from each payment of the Participant's Compensation during a Purchase Period, which deduction shall be not less than 1% nor more than 5% of the gross amount of such calculated multiples of $1.00. The number of shares of Stock that may be purchased from a Participant's Stock Purchase Account shall be subject to the limitations of Section 4.2 and Section 4.4.2. Subject to the provisions of Section 3.2. a participant may not change the Participant's payroll deduction rate during any Purchase Period. However, a Participant may change the deduction to any permissible level for any subsequent Offering by filing notice thereof on or before the fifteenth of the month preceding the Offering Date on which such subsequent Offering Date. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4.4.2 hereof, a participant's payroll deductions may be decreased to zero percent (0%) or direct payment amount decreased to $-0- at any time during a Purchase Period. Payroll deductions shall recommence at the rate or direct payment elections shall be deemed to have been made, as the case may be, as provided in such participant's Purchase Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 3.2 hereof.

      4.5.2 Additional Contributions. Participants on whose behalf payroll deductions are at the time being made for the purpose of funding their respective Stock Purchase Accounts may, subject to the approval of the Company, make additional contributions to those Stock Purchase Account, subject to the following rules:

              4.5.2.1 All such additional contributions shall be made with respect to any Offering no later than the first business day of the last month in the Purchase Period;

              4.5.2.2 Only one such additional shall be accepted from any Participant in any Purchase Period; and

              4.5.2.3 Such additional contributions shall be in the amount of twenty-five dollars ($25.00), or any multiple thereof, to a maximum of two thousand dollars ($2,000.00).

      4.5.3 At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

4.6 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant' s Stock Purchase Account. As each Exercise Date, the entire amount standing to the credit of each Participant in the Stock Purchase Account on the date of the last paycheck issued to the Participant prior to such Exercise Date in the Purchase Period that expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Stock purchased by such Participant on the Exercise Date. No interest shall be paid or payable with respect to any amount held in the Participant's Stock Purchase Account.

4.7   Share Ownership; Issuance of Certificates.

      4.7.1 Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      4.7.2 Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      4.7.3 Rights as Stockholder. The shares of Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and/or sold to the Participant at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Board of Directors; provided however, that all shares acquired by Participants during any Plan Year shall be delivered in such manner not later than one hundred twenty days following the last day of such Plan Year.

      4.7.4 Delivery of Shares. The Company shall deliver the shares of Stock, by issuing and delivering to the Participant a certificate for the number of whole shares of Stock purchased by such Participant on an Exercise Date or during a Plan Year. No fractional shares shall be issued under the Plan.

                                    ARTICLE V

                               SPECIAL ADJUSTMENTS

5.1 Shares Unavailable. If, on Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following events shall occur: (i) the number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess; (ii) the Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares of Stock is exhausted, and (iii) any amount remaining in the Stock Purchase Account of each of the Participant shall be repaid to such Participants.

5.2 Adjustment Upon Change of Status. Subject to any required action by the stockholder of the Company, the number of shares of Stock reserved for purchase under the Plan, as hereinabove provided, and the calculation of the Purchase Price per share may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Stock) or any increase or decrease in the number of outstanding shares of Stock effected without receipt of consideration by the Company. To the extent the foregoing adjustments relate to the shares of the Company issued under the Plan, the Board of Directors shall make such adjustments. Except as hereinbefore expressly provided in this Section 5.2, the terms of the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

5.3 Effect of Certain Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, or if the Company shall be merged for the purpose of changing the jurisdiction of its incorporation, any Offering hereunder shall pertain and apply to the shares of stock of the Company or the survivor. However, in the event of a dissolution or liquidation of the Company, or of a merger or Consolidation in which the Company is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in the Participant's Stock Purchase Account shall be returned to the Participant.

                                   ARTICLE VI

                           DESIGNATION OF BENEFICIARY

6.1 Designation. A Participant may file a written designation of a beneficiary who is to receive any Stock and cash, if any, from the Participant's Stock Purchase Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such Stock and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

6.2 Change of Designation. The Participant may change a designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such personal representative or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                                   ARTICLE VII

                            AMENDMENT OR TERMINATION

7.1 Amendment or Termination. The Board of Directors may at any time and for any reason terminate or amend the Plan. Except as provided in Article V, no such termination of the Plan may affect options previously granted, provided that the Plan or a Purchase Period may be terminated by the Board of Directors on a Purchase Date or by the Board of Director's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section Article V and in this Article VII no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

7.2 Certain Amendments. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board of Directors (or its Committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Purchase Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board of Directors (or its Committee) determines in its sole discretion advisable that are consistent with the Plan.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1 Nonalienation. The right to purchase shares Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime, except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant, other than by will or the laws of descent and distribution. There shall be delivered to the executor, administrator or other personal representative of a deceased Participant such shares of Stock and such residual balance may remain in the Participant's Stock Purchase Account as of the Exercise Date occurring at the close of the period in which the Participant's death occurs, including shares of Stock purchased as of that date, or prior thereto, with monies deposited by the Participant and/or withheld from the Participant's Compensation.

8.2 Administrative Costs. The Company shall pay all administrative expenses associated with the operation of the Plan. No administrative charges shall be levied against the Stock Purchase Accounts of the Participants.

8.3 Employee Stock Purchase Plan Administration. Board of Directors shall administer the Employee Stock Purchase Plan and shall make, adopt, construe, and enforce rules and regulations not consistent with the provisions of the Plan. The Board of Directors shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorization, withdrawal documents, and all other notices required hereunder. The Board of Directors shall have the fullest discretion permissible under law in the discharge of its duties. The Board of Directors interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.

8.4 Expiration and Termination of the Plan. The Plan shall continue in effect until all shares of Stock reserved for issuance under the Plan have been purchased, unless terminated prior thereto pursuant to the provisions of the Plan or pursuant to action by the Board of Directors, which shall have the right to terminate or suspend the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the expiration, suspension or termination of the Plan, the balance, if any, then standing to the credit of each Participant in the Participant Stock Purchase Account shall be refunded to the Participant.

8.5 Notice. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form described by the Board of Directors and shall be effective when received by the Board of Directors. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to Perma-Fix Environmental Services, Inc., 1940 Northwest 67th Place, Gainesville, Florida 32653, Regarding: Employee Stock Purchase Plan. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Board of Directors.

8.6 Government Regulation. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any government authority required in connection with the authorization, issuance, sale or delivery of such Stock.

8.7 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

8.8 Severability of Provisions; Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such Provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware, to the extent such laws are not in conflict with, or superseded by, federal law.

8.9 Implementation of the Plan. The Board of Directors may implement the Plan at any time within twelve (12) months of the date of approval of the Plan at a meeting of stockholders by the affirmative vote of the holders of shares of Stock of the Company present, by person or by proxy, and entitled to vote on the approval of the Plan.

8.10 Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

8.11 Investment Representation. The Board of Directors may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment without a view to distribution thereof.

8.12 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board of Directors from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

8.13 No Right of Employment. Nothing contained in the Plan or in any Offering hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

8.14 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 161(b)(3).

8.15 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty days after institution of any such action, suit or proceeding. Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on July 29, 2003

      The undersigned hereby appoints Dr. Louis F. Centofanti and Richard T. Kelecy, and each of them severally, the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the offices of Perma-Fix Environmental Services, Inc., 1940 N.W. 67th Place, Gainesville, FL 32653, at 1:00 p.m. (EDST), on July 29, 2003, and at any adjournment of that meeting, and to vote the undersigned's shares of Common Stock, as designated below.

      1.    Election of Directors

            |_| FOR All Nominees         |_|  WITHHOLD Authority
                Listed Below                  to Vote for All
                (except as marked to          Nominees Listed Below
                the contrary  below)

 (INSTRUCTIONS: To withhold authority to vote for an individual nominee, strike through the nominees name below.)

 Dr. Louis F. Centofanti    Jon Colin              Jack Lahav    Joe R. Reeder
 Alfred C. Warrington, IV   Dr. Charles E. Young   Mark A. Zwecker

      2.    Approval of the Company's 2003 Outside Directors Stock Plan

            |_|   FOR                 |_|   AGAINST             |_|   ABSTAIN

      3.    Approval of the Company's 2003 Employee Stock Purchase Plan

            |_|   FOR                 |_|   AGAINST             |_|   ABSTAIN

      4. Ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company for fiscal year 2003.

            |_|   FOR                 |_|   AGAINST             |_|   ABSTAIN

      5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4 ABOVE.
                          (Please sign on reverse side)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR PERMA-FIX ENVIRONMENTAL SERVICES, INC. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1 THROUGH 4. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 4 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      Please sign exactly as your name appears below, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.


                                          ______________________________________
                                          Name of Stockholder (Please Print)

                                          ______________________________________
                                          New Address (Street, City, State, Zip)

                                          ______________________________________
                                          Signature and Title

                                          ______________________________________
                                          Signature and Title

                                          ______________________________________
                                          Signature and Title

                                          ______________________________________
                                          Date